INCOME TAXES	12 Months Ended
Feb. 28, 2017
Income Taxes
INCOME TAXES

During the fiscal years ended February 28, 2017, and February 29, 2016, MetaStat incurred net losses and, therefore, has no tax liability.

The difference between income taxes at the statutory federal income tax rate and income taxes reported in the statements of operations are attributable to the following:

	February 28, 2017	February 29, 2016
Income tax benefit at the federal statutory rate	34%	34%
Permanent differences	(19)%	(2)%
Increase in valuation allowance	(15)%	(32)%

Provision for income tax	0%	0%

Included in the permanent differences for the year ended February 28, 2017, are the change in fair value of warrant liability and put option embedded in notes payable (33%), offset by the loss on extinguishment of debt (16%).

At February 28, 2017, and February 29, 2016, deferred tax assets (liabilities) consisted of the following:

	February 28, 2017	February 29, 2017
Accrued compensation	$70,354	$87,969
Accrued interest	6,674	23,520
Net operating loss carryovers	7,257,930	5,555,259
Research and development credits	253,125	130,422
Capital loss carryover	16,663	25,421
Stock compensation	1,537,117	1,491,106
	9,141,863	7,313,697
Depreciation	(90,655)	(76,987)
		7,236,710
Less: Valuation allowance	(9,051,208)	(7,236,710)
Net deferred tax asset	$-	$-

In assessing the realization of deferred tax assets, management determines whether it is more likely than not some, or all, of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the carryforward period as well as the period in which those temporary differences become deductible. Management considers the reversal of taxable temporary differences, projected taxable income and tax planning strategies in making this assessment. Based upon historical losses and the possibility of continued taxable losses over the periods that the deferred tax assets are deductible, management believes it is not more likely than not that the Company will realize the benefits of these deferred tax assets and thus recorded a valuation allowance against the entire net deferred tax asset balance. The valuation allowance increased by approximately $1.8 million and $2.0 million in the years ended February 28, 2017 and February 29, 2016, respectively.

At February 28, 2017, the cumulative federal and state net operating loss carry-forwards are approximately $18.7 million and $17.3 million, respectively and, and will expire between 2029 and 2036. At February 28, 2017, the Company has research and development credits amounting to approximately $0.3 million that will start expiring in 2033.

The Internal Revenue Code (“IRC”) limits the amount of net operating loss carryforwards that a company may use in a given year in the event of certain cumulative changes in ownership over a three-year period as described in Section 382 of the IRC. We have not performed a detailed analysis to determine whether an ownership change has occurred. Such a change of ownership could limit our utilization of the net operating losses, and could be triggered by subsequent sales of securities by the Company or its stockholders.

The Company records interest and penalties related to unrecognized tax benefits within income tax expense.  The Company had not accrued any interest or penalties related to unrecognized benefits.  No amounts were provided for unrecognized tax benefits attributable to uncertain tax positions as of February 28, 2017 and February 29, 2016. The Company is no longer subject to Federal income tax assessment for years before 2013.  However, since the Company has incurred net operating losses every year since inception, all of its income tax returns are subject to examination and adjustments by the Internal Revenue Service for at least three years following the year in which the tax attributes are utilized.